EXECUTION COPY

AMENDED AND RESTATED

FLOW SERVICING AGREEMENT

J.P.MORGAN MORTGAGE ACQUISITION CORP.,

Owner

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

Servicer

Dated as of July 1, 2006

TABLE OF CONTENTS

ARTICLE I

Section 1.01     Defined Terms

5

ARTICLE II

Section 2.01     Servicing of Mortgage Loans

19

Section 2.02     Record Title and Possession of Servicing Files;
                        Maintenance of Servicing Files

19

Section 2.03     Books and Records

19

Section 2.04     Transfer of Mortgage Loans

20

Section 2.05     Delivery of Servicing Files

21

Section 2.06     Quality Control Procedures

22

ARTICLE III

Section 3.01     Representations and Warranties of the Servicer

22

Section 3.02     Remedies for Breach of Representation and Warranties of the Servicer

24

ARTICLE IV

Section 4.01     Servicing

25

Section 4.02     Collection of Mortgage Loan Payments

28

Section 4.03     Realization Upon Defaulted Mortgage Loans

28

Section 4.04     Establishment of Custodial Accounts; Deposits in Custodial Accounts

29

Section 4.05     Permitted Withdrawals from the Custodial Account

31

Section 4.06     Establishment of Escrow Accounts; Deposits in Escrow Accounts

32

Section 4.07     Permitted Withdrawals From Escrow Account

32

Section 4.08     Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder  33

Section 4.09     Transfer of Accounts

34

Section 4.10     Maintenance of Hazard Insurance

34

Section 4.11     Maintenance of Mortgage Impairment Insurance Policy

35

Section 4.12     Fidelity Bond, Errors and Omissions Insurance

36

Section 4.13     Title, Management and Disposition of REO Property

36

Section 4.14     Notification of Maturity Date

38

Section 4.15     Notification of Adjustments

38

Section 4.16     Prepayment Penalties

38

ARTICLE V

Section 5.01     Distributions

38

Section 5.02     Statements to the Owner

39

Section 5.03     Monthly Advances by the Servicer

41

Section 5.04     Liquidation Reports

41

ARTICLE VI

Section 6.01     Assumption Agreements

41

Section 6.02     Satisfaction of Mortgages and Release of Servicing Files

42

Section 6.03     Servicing Compensation

43

Section 6.04     Annual Statement as to Compliance

44

Section 6.05     Annual Independent Certified Public Accountants’ Servicing Report

45

Section 6.06     Owner's Right to Examine Records

45

Section 6.07     Annual Officers Certificate

46

Section 6.08     Servicer Shall Provide Information as Reasonably Required

46

ARTICLE VII

Section 7.01     Indemnification by Owner

47

ARTICLE VIII

Section 8.01     Indemnification; Third Party Claims

47

Section 8.02     Merger or Consolidation of the Servicer

48

Section 8.03     Limitation on Liability of the Servicer and Others

48

Section 8.04     Servicer Not to Assign or Resign

49

Section 8.05     No Transfer of Servicing

49

ARTICLE IX

Section 9.01     Events of Default

50

Section 9.02     Waiver of Defaults

51

ARTICLE X

Section 10.01     Termination

51

Section 10.02     Termination Without Cause

52

ARTICLE XI

Section 11.01      Reconstitution of Mortgage Loans

52

Section 11.02      Transfer of Servicing Following Securitization

53

Section 11.03      Owner’s Repurchase and Indemnification Obligations

54

ARTICLE XII

Section 12.01     Successor to the Servicer

54

Section 12.02     Amendment

55

Section 12.03     Recordation of Agreement

55

Section 12.04     Governing Law

56

Section 12.05     Notices

56

Section 12.06     Severability of Provisions

57

Section 12.07     Exhibits

57

Section 12.08     General Interpretive Principles

57

Section 12.09     Reproduction of Documents

58

Section 12.10     Confidentiality of Information

58

Section 12.11     Recordation of Assignments of Mortgage

58

Section 12.12     Assignment by Owner

59

Section 12.13     No Partnership

59

Section 12.14     Execution;  Successors and Assigns

59

Section 12.15     Entire Agreement

59

Section 12.16     No Solicitation

59

Section 12.17     Closing

60

Section 12.18     Costs

60

Section 12.19

Closing Documents

61

EXHIBITS

   A

Mortgage Loan Documents

   B

Custodial Account Letter Agreement

   C

Escrow Account Letter Agreement

   D

Form of Assignment and Assumption

   E

Request for Release of Documents and Receipt

   F

Lost Note Affidavit

G

Form of Officer’s Certification

H

Form of In-House Counsel Opinion

I

Form of Annual Certification

J

Form of Acknowledgement Agreement

This Amended and Restated Flow Servicing Agreement, dated as of July 1, 2006, and is executed between J.P. Morgan Mortgage Acquisition Corp., a Delaware corporation having an office at 270 Park Ave., 6th Floor, New York, NY 10017 (the “Owner”), and JPMorgan Chase Bank, National Association, a national banking association organized under the laws of the United States of America, having an office located at 1111 Polaris Parkway, Columbus, OH 43240 (the “Servicer”).

W I T N E S S E T H :

WHEREAS, the Owner owns certain Mortgage Loans and may from time to time buy additional Mortgage Loans;

WHEREAS, the Owner and the Servicer desire to set forth the terms and the conditions on which the Servicer will service and provide management and disposition services for the Mortgage Loans.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer acknowledge and agree to the recitals set forth above, each of which are incorporated into this Agreement and further agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01  Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings specified in this Article:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guide including future updates.

Acknowledgment Agreement:  The agreement substantially in the form of Exhibit J hereto to be executed by the Servicer and the Owner on each Transfer Date.

Adjustment Date:  As to each ARM Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

Agreement:  This Amended and Restated Flow Servicing Agreement including all exhibits and schedules hereto, amendments hereof and supplements hereto.

Applicable Requirements:  Shall mean and include with respect to the Mortgage Loans: (i) all contractual obligations of Servicer, and the Originator and any Prior Servicers including, without limitation, those contractual obligations contained in this Agreement, in any agreement with any insurer or in the Mortgage Loan Documents, (ii) all applicable federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances) binding upon Servicer, the Originator and any Prior Servicer; (iii) all other applicable requirements and guidelines of each governmental agency, board, commission, instrumentality and other governmental body or office having jurisdiction, including without limitation those of any insurer; (iv) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions; and (v) Accepted Servicing Practices.

Appraised Value:  With respect to any Mortgaged Property, the lesser of ( i)  the value thereof as determined by an appraisal made for the Originator of the Mortgage Loan at the time of origination of the Mortgage Loan and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan.

ARM Mortgage Loan:  A Mortgage Loan purchased pursuant to this Agreement the Mortgage Interest Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

Assignment and Assumption:  An assignment and assumption agreement in the form of Exhibit D hereto.

BIF:  The Bank Insurance Fund, or any successor thereto.

Business Day:  Any day other than: (i) a Saturday or Sunday, or (ii) a legal holiday in the State of New York, or (iii) a day on which banks in the State of New York are authorized or obligated by law or executive order to be closed.

Code:  The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Co-op Lease:  With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

Co-op Loan:  A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

Custodial Account:  Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Chase Home Finance LLC, in trust for the Owner, J.P. Morgan Mortgage Acquisition Corporation, as Owner of Mortgage Loans” and shall be established in an Eligible Account, in the name of the Person that is the Owner with respect to the related Mortgage Loans.

Custodial Agreement:  That certain Custodial Agreement, dated as of April 23, 2004, by and between the Owner and the Custodian, as such agreement may be amended from time to time.

Custodian:  J.P. Morgan Chase Bank or its successor thereto, or any custodian designated by the Owner from time to time.

Cut-off Date:  With respect to any Mortgage Loan the servicing for which is transferred on a Transfer Date, the first day of the month in which the related Transfer Date occurs, or such other date as may be set forth in the related Trade Confirmation.

Determination Date:  The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account:  An account that is (i) maintained with a depository institution the long-term unsecured debt obligations of which are rated by each Rating Agency in one of its two highest rating categories or (ii) maintained with the corporate trust department of a national bank or banking corporation which (a) has a rating of at least Baa3 or P-3 by Moody’s and (b) is either Chase or is the corporate trust department of a national bank or banking corporation which has a rating of at least A-1 by S&P or F1 by Fitch Ratings, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or (iv) an account or accounts in a depository institution in which such accounts are insured by the FDIC (to the limit established by the FDIC), the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to and acceptable to the Trustee and each Rating Agency, the Certificate holders have a claim with respect to the funds in such account and a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, provided, however, that such uninsured deposits do not result in the reduction of the ratings assigned to the Certificates by the Rating Agencies as evidenced by a letter from each Rating Agency or (v) otherwise acceptable to each Rating Agency without reduction or withdrawal of the rating of any Class of Certificates, as evidenced by a letter from each Rating Agency.

Eligible Investment:  One or more of the following:

(i)

obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States; provided that any such obligation held as a “cash flow investment” within the meaning of section 860G(a)(6) of the Code shall mature before the next Distribution Date;

(ii)

repurchase agreements on obligations specified in clause (i) maturing not more than two months from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency with its highest rating and the short-term debt obligations of the party agreeing to repurchase are rated with one of the two highest ratings by Moody’s and A-1+ by S&P;

(iii)

federal funds, certificates of deposit, time deposits and bankers’ acceptances (other than bankers’ acceptances issued by Chase or any of its Affiliates) (which shall each have an original maturity of not more than 60 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency with its highest rating and the short-term obligations of such depository institution or trust company are rated A-1+ by S&P and P-1 by Moody’s;

(iv)

commercial paper (other than commercial paper issued by Chase or any of its Affiliates) (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term unsecured commercial paper rating category; provided that such commercial paper shall have a remaining maturity of not more than 45 days;

(v)

units of taxable money market funds (including those for which the Trustee or the Servicer or any Affiliate thereof  receives compensation with respect to such investment) which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and which funds have been rated by each Rating Agency in its highest rating category or which have been designated in writing by each Rating Agency as Eligible Investments with respect to this definition; or

(vi)

other obligations or securities (other than investments or obligations of Chase or any of its Affiliates) acceptable to each Rating Agency rating the Certificates as an Eligible Investment hereunder and will not result in a reduction or withdrawal in the then current rating of any Class of Certificates, as evidenced by a letter to such effect from each Rating Agency.

Provided that no such instrument shall be an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; and provided further that no such instrument shall be purchased above par; and provided further that each Eligible Investment must be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code..

Escrow Account:  Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Chase Manhattan Mortgage Corporation, in trust for the Owner, J.P. Morgan Mortgage Acquisition Corporation, as Owner of Mortgage Loans and various Mortgagors" and shall be established in an Eligible Account, in the name of the Person that is the Owner with respect to the related Mortgage Loans.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 9.01.

Fannie Mae:  The Federal National Mortgage Association, commonly referred to as Fannie Mae, or any successor thereto.

Fannie Mae Guide:  The Fannie Mae Servicing Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC:  The Federal Home Loan Mortgage Corporation, commonly referred to as Freddie Mac, or any successor thereto.

FHLMC Guide:  The FHLMC Single Family Seller/Servicer Guide and all amendments or additions thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

GAAP:  Generally accepted accounting procedures, consistently applied.

Gross Margin:  With respect to each ARM Mortgage Loan, the fixed percentage amount set forth in each related Mortgage Note and Mortgage which is added to the Index in order to determine on each Adjustment Date the related Mortgage Interest Rate.

HUD:  The United States Department of Housing and Urban Development or any successor.

Index:  With respect to each ARM Mortgage Loan, the index as provided in the related Mortgage Note.

Initial Rate Cap:  As to each ARM Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on the first Adjustment Date as provided in the related Mortgage Note.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interim Funder:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the interim funder pursuant to the MERS Procedures Manual.

Investor:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the investor pursuant to the MERS Procedures Manual.

Lifetime Rate Cap:  As to each ARM Mortgage Loan, the maximum Mortgage Interest Rate which shall be as permitted in accordance with the provisions of the related Mortgage Note.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan, to (i) the Appraised Value of the Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the Mortgaged Property at origination or the purchase price of the Mortgaged Property with respect to all other Mortgage Loans.

LPMI Policy:

A policy of primary mortgage guaranty insurance pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor.

Master Servicer:  Any master servicer appointed by the Owner in its sole discretion in accordance with Section 11.01 hereof.

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Designated Mortgage Loan:  Mortgage Loans for which (a) the Servicer has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Servicer, in accordance with MERS Procedure Manual and (b) the Servicer has designated or will designate the Custodian as the Investor on the MERS® System.

MERS Procedure Manual:  The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

MERS Report:  The report from the MERS System listing MERS Designated Mortgage Loans and other information.

MERS® System:  MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

Monthly Advance:  The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 5.03.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

Mortgage:  With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.  With respect to a Co-op Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as required by Section 4.11.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, including, but not limited to, the limitations on such interest rate imposed with respect to each ARM Mortgage Loan by the Initial Rate Cap, the Periodic Rate Cap and the Lifetime Rate Cap.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Servicing File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents:  The documents listed in numbers 1 through 9, 16 and 24 on Exhibit A.

Mortgage Loan Package:  All of the Mortgage Loans described in a particular Trade Confirmation and made subject to this Agreement on a particular Transfer Date and set forth on the related Mortgage Loan Schedule annexed to the related Acknowledgement Agreement.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  The schedule of Mortgage Loans annexed as Schedule 1 to each Acknowledgment Agreement, such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

(1)

the Servicer’s Mortgage Loan identifying number;

(2)

the Mortgagor’s name;

(3)

the street address of the Mortgaged Property including the city, state and zip code;

(4)

a code indicating whether the Mortgaged Property is owner-occupied; a second home or an investor property;

(5)

the type of residential property constituting the Mortgaged Property;

(6)

the number of units for all Mortgaged Properties;

(7)

the original months to maturity and the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

(8)

the Loan-to-Value Ratio at origination;

(9)

the appraised value and purchase price, if applicable, of the Mortgaged Property;

(10)

the Mortgage Interest Rate at the time of origination;

(11)

the Mortgage Interest Rate as of the related Cut-off Date;

(12)

the origination date of the Mortgage Loan;

(13)

the stated maturity date;

(14)

the amount of Monthly Payment at the time of origination;

(15)

the next due date of the Mortgage Loan;

(16)

the amount of the Monthly Payment as of the related Cut-off Date;

(17)

the Index and payment and interest rate adjustment frequencies;

(18)

the initial Adjustment Date;

(19)

the next Adjustment Date;

(20)

the Gross Margin;

(21)

the minimum Mortgage Interest Rate under the terms of the Mortgage Note;

(22)

the maximum Mortgage Interest Rate under the terms of the Mortgage Note;

(23)

the Mortgage Interest Rate adjustment cap at the initial Interest Rate Adjustment Date;

(24)

the Mortgage Interest Rate adjustment cap at all subsequent Interest Rate Adjustment Dates;

(25)

the original principal amount of the Mortgage Loan;

(26)

the principal balance of the Mortgage Loan as of the opening of business on the related Cut-off Date, after deduction of payments of principal due on or before the related Cut-off Date whether or not collected;

(27)

a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

(28)

a code indicating the documentation style (i.e. full, alternative or reduced);

(29)

the credit risk score (FICO);

(30)

the monthly Servicing Fee, if provided;

(31)

MIN #, if applicable;

(32)

the number of times during the twelve (12) month period preceding the related Cut-off Date that any Monthly Payment has been received more than thirty (30) days after its Due Date;

(33)

the date on which the first payment is or was due; and

(34)

a code indicating whether or not the Mortgage Loan is the subject of Primary Mortgage Insurance and, if so, the name of the primary mortgage insurer and the coverage percentage.

With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

(1)

the number of Mortgage Loans;

(2)

the current aggregate outstanding principal balance of the Mortgage Loans;

(3)

the weighted average Mortgage Interest Rate of the Mortgage Loans; and

(4)

the weighted average months to maturity of the Mortgage Loans;

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  With respect to a Mortgage Loan that is not a Co-op Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage. With respect to a Co-op Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

Mortgagor:  The obligor on a Mortgage Note.

OCC:  Office of the Comptroller of the Currency, its successors and assigns.

Officers' Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Owner, provided that any opinion of counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.  The cost of the preparation and delivery of any such opinion requested by the Trustee shall be an expense of the Trust Fund unless Owner decides, in its own discretion, to bear such expense for the Trust Fund, in which case any such cost will be borne by Owner.

Originator:  Means, with respect to any Mortgage Loan, the entity(ies) that (i)  took the Mortgagor’s loan application (ii) processed the Mortgagor’s loan application, or (iii)

closed and/or funded the Mortgagor’s Mortgage Loan.

OTS:  Office of Thrift Supervision, its successors and assigns.

Owner:  J.P. Morgan Mortgage Acquisition Corp., its successors in interest and assigns.

Payment Adjustment Date:  As to each ARM Mortgage Loan, the date on which an adjustment to the Monthly Payment on a Mortgage Note becomes effective.

Periodic Rate Cap:  As to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate, on any Adjustment Date as provided in the related Mortgage Note.

Person:  Any individual, corporation, limited liability corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan during such Principal Prepayment Period, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding the  Due Date, inclusive.

Prepayment Penalty:  With respect to any Mortgage Loan and Remittance Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Due Period in accordance with the terms thereof.

Primary Mortgage Insurance Policy:  Each primary policy of mortgage insurance represented to be in effect pursuant to the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08 in each case, in a form acceptable to Fannie Mae or FHLMC and issued  by a Qualified Insurer.

Prime Rate:  The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any Prepayment Penalty thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  With respect to any Remittance Date, the calendar month immediately preceding the month in which the related Remittance Date occurs.

Prior Servicer:  Any Person that was a servicer of any Mortgage Loan before Servicer became the Servicer of the Mortgage Loan, if applicable.

Purchase Agreement:   The Flow Mortgage Servicing Rights Purchase and Sales Agreement dated as of March 1, 2005, by and between Owner and JPMorgan Chase Bank, National Association, as such agreement may be amended from time to time.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae and FHLMC.

Rating Agencies:  Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

Refinanced Mortgage Loan:  A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

Regulation X:  HUD regulations implementing RESPA.

REMIC:  A "real estate mortgage investment conduit," as such term is defined in the Internal Revenue Code of 1986, as amended.

Remittance Date:  The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  Amounts received by the Servicer in connection with a related REO Disposition.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

RESPA:  Real Estate Settlement Procedures Act, as amended.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Sarbanes Certifying Party:  A Person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with a Securitization or other securitization transaction.

Securitization:  The transfer of the Mortgage Loans to a trust formed as part of a publicly issued and/or privately placed, rated securitization, including the issuance of the related securities.

Servicer:  JPMorgan Chase Bank, National Association, its successors and assigns.

Servicer's Officer's Certificate:  A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of Servicer stating the date by which Servicer expects to receive any missing documents sent for recording from the applicable recording office.

Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Servicer hereunder), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Servicer, as servicer, with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under Section 4.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

Servicing Fee Rate:  The Servicing Fee Rate shall be the rate set forth in Exhibit B to the Trade Confirmation.

Servicing File:  Those items contained in the servicing file reasonably necessary to properly service a Mortgage Loan.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

Stated Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subservicer:  Any subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement.  Any subservicer shall meet the qualifications set forth in Section 4.01.

Subservicing Agreement:  An agreement between the Servicer and a Subservicer for the servicing of the Mortgage Loans.

Trade Confirmation:  With respect to each transfer of servicing with respect to a Mortgage Loan Package hereunder, that certain confirmation letter setting forth the general terms, conditions and portfolio characteristics for each Mortgage Loan Package to be serviced hereunder as of any Transfer Date.

Trade Date:  A date on which the Servicer shall commit to service and the Owner shall commit to transfer servicing, pursuant to and as evidenced by the related Trade Confirmation, with respect to certain Mortgage Loans with the loan characteristics set forth in the related Trade Confirmation.

Transfer Date:  A date set forth in the related Trade Confirmation on which the servicing of a pool of Mortgage Loans is transferred from a Prior Servicer to the Servicer as evidenced by an Acknowledgement Agreement.

Trust:  Any trust identified by Owner into which Mortgage Loans have been placed as part of a reconstitution.

Trust Agreement:  The agreement pursuant to which the Trust is created.

Trustee:  Any trustee identified by Owner in connection with any Trust.

Trust Fund:  Any trust fund identified by the Trustee with respect to a Trust.

ARTICLE II

SERVICING OF MORTGAGE LOANS;

RECORD TITLE AND POSSESSION OF SERVICING FILES;

BOOKS AND RECORDS; CUSTODIAL AGREEMENT;

DELIVERY OF SERVICING FILES

Section 2.01  Servicing of Mortgage Loans.

The Servicer agrees that, as of each Transfer Date, the Servicer will service the Mortgage Loans included in such the Mortgage Loan Package subject to the terms of this Agreement.  The rights of the Owner to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

Section 2.02

Record Title and Possession of Servicing Files; Maintenance of Servicing Files.

The delivery of the Servicing Files on the related Transfer Date is at the expense and the responsibility of the Owner.  Servicer shall maintain a Servicing File which shall contain all documents necessary to service the Mortgage Loans.  The possession of each Servicing File by the Servicer is at the will of the Owner, for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.  The ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Servicing File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Owner.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the benefit of the Owner as the owner of the Mortgage Loans.  Any portion of the Servicing Files retained by the Servicer shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loans by the Owner.  The Servicer shall release its custody of the contents of the Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans pursuant to this Agreement, such written instructions shall not be required.

Section 2.03  Books and Records.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loan by the Owner.  In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or FHLMC, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Servicer and periodic inspection reports as required by Section 4.13.  To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide.

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Owner or its designee the related Servicing File during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

In addition to the foregoing, Servicer shall provide to any supervisory agents or examiners that regulate Owner, including but not limited to, the OTS, the FDIC and other similar entities, access, during normal business hours, upon reasonable advance notice to Servicer and without charge to Owner or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be required by any applicable regulator.  It is anticipated that Owner will reimburse Servicer for its out-of-pocket expenses incurred in complying with this requirement.

Section 2.04  Transfer of Mortgage Loans.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.  No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof.  For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Servicer in accordance with this Section 2.04 and the books and records of the Servicer show such person as the owner of the Mortgage Loan.  The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Owner hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an Assignment and Assumption of this Agreement in substantially the form of Exhibit D hereto executed by the transferee shall have been delivered to the Servicer, (ii) in no event shall there be more than three (3) Persons at any given time for each Mortgage Loan Package having the status of "Owner" under each of the reconstitution transactions, as more particularly described in Article XI and Section 12.12 hereunder, and (iii) if the Servicer is to service pursuant to a reconstitution transactions, the agreement will not contain any greater obligations on the part of the Servicer than are contained in this Agreement unless previously agreed to in writing by the Servicer. The Owner also shall advise the Servicer of the transfer.  Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and the Owner shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

Section 2.05  Delivery of Servicing Files.

The Mortgage Loan Documents shall be held by the Owner’s Custodian and released to the Owner or its designee, JPMorgan Chase Bank.  All other documents in Exhibit A hereto, together with all other documents executed in connection with the Mortgage Loan that Servicer may have in its possession, shall be retained by the Servicer in trust for the Owner.

The Owner shall pay all initial recording fees, for the Assignments of Mortgage or Form UCC-3’s for Co-op Loans and any other fees in connection with the transfer of all original documents to the Owner or its designee.  Owner shall prepare, in recordable form, all Assignments of Mortgage or Form UCC-3’s for Co-op Loans necessary to assign the Mortgage Loans to Owner, or its designee.  Servicer shall, on Owner’s behalf and at Owner’s expense, record the Assignments of Mortgage or Form UCC-3’s for Co-op Loans.

If the Servicer or its designee discovers any defect with respect to a Servicing File, the Servicer shall, or shall cause its designee to, give written specification of such defect to the Owner, and the Owner shall cure such defect with respect to such Servicing File.

The Servicer shall forward to the Owner, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 in accordance with the Fannie Mae Guide; provided, however, that the Servicer shall provide the Owner, or its designee, with a certified true copy of any such document submitted for recordation within thirty (30) calendar days after receiving the executed document from the Mortgagor, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within a reasonable time frame after the date the document is submitted for recordation.

From time to time, in order to fulfill its obligations hereunder, the Servicer may have a need for Mortgage Loan Documents to be released from Owner, or its designee.  Owner shall, or shall cause its designee, upon the written request of the Servicer, within ten (10) Business Days, deliver to the Servicer, any requested documentation previously delivered to Owner as part of the Servicing File, provided that such documentation is promptly returned to Owner, or its designee, when the Servicer no longer requires possession of the document, and provided that during the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of Owner.  Servicer shall indemnify Owner, and its designee, from and against any and all losses, claims, damages, penalties, fines, forfeitures, costs and expenses (including court costs and reasonable attorney's fees) resulting from or related to the loss, damage, or misplacement of any documentation delivered to Servicer pursuant to this paragraph.

Any and all documents required to be delivered pursuant to this Section 2.05 shall be delivered to the Servicer at the following address: JPMorgan Chase Bank, 1040 Oliver Road, Monroe, LA 71201.

Section 2.06  Quality Control Procedures.

The Servicer must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents and credit documents.  The program must be capable of evaluating and monitoring the overall quality of its servicing activities.  The program is to ensure that the Mortgage Loans are serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF

THE SERVICER; REPURCHASE

Section 3.01  Representations and Warranties of the Servicer

The Servicer represents, warrants and covenants to the Owner that as of each Transfer Date or as of such date specifically provided herein:

(a)  The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon such Servicer by any such state, and in any event such Servicer is in compliance with the laws of any such state to the extent necessary to ensure the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

(b)  The Servicer has the full power and authority and legal right to consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, and any agreements contemplated hereby, and this Agreement and any agreements contemplated hereby, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the Servicer to make this Agreement and all agreements contemplated hereby valid and binding upon the Servicer in accordance with their terms;

(c)  None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject or impair the ability of the Servicer to service the Mortgage Loans or impair the value of the Mortgage Loans;

(d)  There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, with respect to the Servicer which, either in one instance or in the aggregate, is reasonably likely to have a material adverse effect on the servicing of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer.

(e)  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or the consummation of the transactions contemplated by this Agreement, except for consents, approvals, authorizations and orders which have been obtained;

(f)  The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Servicer;

(g)  The collection and servicing practices used by the Servicer, with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects proper and prudent in the mortgage servicing business.  With respect to escrow deposits and payments that the Servicer is entitled to collect, all such payments are in the possession of, or under the control of, the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage.  As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

(h)  Servicer is an approved servicer of residential mortgage loans for Fannie Mae/FHLMC and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans.  The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by the OCC, and is in good standing to service mortgage loans for Fannie Mae/FHLMC and no event has occurred which would make Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae or FHLMC;

(i)  The Servicer does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement;

(j)  No statement, tape, diskette, form, report or other document prepared by, or on behalf of, Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

(k)  The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

(l)  The Servicer has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with this transaction other than the Owner; and

(m)  If requested by the Owner, the Servicer has delivered to the Owner financial statements as to its last two complete fiscal years.  All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Servicer and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto.  There has been no change in the business, operations, financial condition, properties or assets of the Servicer since the date of the Servicer’s financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

(n)  The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

Section 3.02  Remedies for Breach of Representations and Warranties of the Servicer.

It is understood and agreed that the representations and warranties set forth in Section 3.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the related Transfer Date, and shall inure to the benefit of the Owner.  Upon notice to either the Servicer or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Owner in any Mortgage Loan or all of the Mortgage Loans or the servicing thereof, the party discovering such breach shall give prompt written notice to the other.  The Servicer shall have a period of one hundred twenty (120) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach.  The Servicer hereby covenants and agrees that if any such breach is not corrected or cured within such one hundred twenty (120) day period, the Servicer shall, at the Owner's option assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer, subject the approval of the Owner, which approval shall be in the Owner’s sole discretion.  Such assignment shall be made in accordance with Section 11.04 hereof without the payment of any termination fee.

It is understood and agreed that the obligation of the Servicer set forth in this Section 3.02 to assign the Servicer’s rights and obligations to a successor Servicer, and to indemnify Owner pursuant to Section 8.01, constitutes the sole remedies of the Owner respecting a breach of the foregoing representations and warranties.  If the Servicer fails to assign the Servicer’s rights and obligations to a successor Servicer in accordance with this Section 3.02, or to indemnify Owner pursuant to Section 8.01, that failure shall, upon compliance by the Owner with the last paragraph of this Section 3.02, be an Event of Default and the Owner shall be entitled to pursue all remedies available in this Agreement as a result thereof.  No provision of this paragraph shall affect the rights of the Owner to terminate this Agreement for cause, as set forth in Sections 10.01 and 11.01.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) the earlier of discovery of such breach by the Servicer or notice thereof by the Owner to the Servicer, (ii) failure by the Servicer to cure such breach, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.

ARTICLE IV

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 4.01  Servicing.

The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Applicable Requirements, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Applicable Requirements and exercise the same care that it customarily employs for its own account.  Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in strict compliance with the servicing provisions of the Fannie Mae Guide, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, the title, management and disposition of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities.  In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guide, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, that unless the Servicer has obtained the prior written consent of the Owner, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap, the Initial Rate Cap, the Periodic Rate Cap or the Gross Margin, forgive the payment of principal or interest, or waive, in whole or in part, a Prepayment Penalty (except as permitted by Section 4.16), reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan ; provided, further, that if the Mortgage Loan is held by a REMIC, unless such Mortgage Loan is in default or default with respect thereto is reasonably foreseeable, the Servicer shall not permit any modification of such Mortgage Loan that would constitute a significant modification within the meaning of the REMIC provisions of the Code. In the event of any such modification which has been agreed to in writing by the Owner and which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding anything herein to the contrary, the Servicer may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date.  Any such agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy, if required.

In servicing and administering the Mortgage Loans, the Servicer shall employ Applicable Requirements, giving due consideration to the Owner's reliance on the Servicer. Unless a different time period is stated in this Agreement, Owner shall be deemed to have given consent in connection with a particular matter if Owner does not affirmatively grant or deny consent within five (5) Business Days from the date Owner receives a second written request for consent for such matter from Servicer as servicer.

The Mortgage Loans may be subserviced by the Subservicer on behalf of the Servicer, provided that the Subservicer is an entity that engages in the business of originating, acquiring or servicing loans, and in either case shall be authorized to transact business, and licensed to service mortgage loans, in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a FHLMC or Fannie Mae approved mortgage servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for Servicer/servicers imposed by FHLMC, or which would require notification to Fannie Mae or FHLMC.  In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation and its licenses to service mortgage loans, in each jurisdiction in which such qualifications and/or licenses are or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement.  The Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of the Subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Servicer.  The Servicer shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.  Servicer shall notify Owner promptly in writing upon the appointment of any Subservicer.

At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself.  In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 4.13, 8.04, 9.01, 10.01, 10.02 or 11.02 and if requested to do so by the Owner, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the Subservicer effective as of the date of termination of the Servicer.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Servicer's own funds without reimbursement from the Owner.

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into an agreement with the Subservicer for indemnification of the Servicer by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.  The Servicer will indemnify and hold Owner harmless from any loss, liability or expense arising out of its use of a Subservicer to perform any of its servicing duties, responsibilities and obligations hereunder.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Servicer alone, and the Owner shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Owner to pay the Subservicer's fees and expenses.  For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

If a Mortgage Loan has been paid in full or repurchased pursuant to Section 11.03, the Servicer is authorized and empowered by the Owner, in its own name to cause the removal from the registration of any Mortgage Loan on the MERS System or to execute and deliver, on behalf of the Owner, any and all instruments of satisfaction or release and other comparable instruments with respect to such release or satisfaction of Mortgage, in the name of MERS, solely as nominee for the Owner and its successors and assigns.

Section 4.02  Collection of Mortgage Loan Payments.

Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Applicable Requirements, and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Further, the Servicer will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.03  Realization Upon Defaulted Mortgage Loans.

The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, consistent with Applicable Requirements, any Primary Mortgage Insurance Policies and the best interest of Owner, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01.   Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments.  The Servicer shall use commercially reasonable best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05.  Servicer shall obtain prior approval of Owner as to restoration expenses in excess of twenty thousand dollars ($20,000).  The Servicer shall provide default’s legal activity status to the Owner on a monthly basis. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05.  Notwithstanding anything to the contrary contained herein, with respect to any Mortgage Loan as to which the Owner has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Owner may instruct Servicer not to take title or possession of the Mortgaged Property or any other action reasonable under the circumstances.  In the event that Servicer as servicer receives notice that the Mortgaged Property is contaminated by any toxic or hazardous substance, Servicer shall so notify Owner.

In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by Servicer, with the consent of Owner as required pursuant to this Agreement, prior to the close of the third calendar year after the year in which the REO Property is acquired, unless Servicer (i) obtains an extension from the Internal Revenue Service or (ii) provides to the trustee under such REMIC an Opinion of Counsel to the effect that the holding of such REO Property subsequent the expiration of such period, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding, in which event the REO Property must be disposed of prior to the expiration of the period specified in such extension or such Opinion of Counsel. Servicer shall manage, conserve, protect and operate each such REO Property for the certificate holders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860F(a)(2)(E) of the Code, or to receive any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code.  Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by Servicer, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located.  Additionally, Servicer shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code, if required by the REMIC.

The Owner shall have the right, but not the obligation, to terminate the servicing of any Mortgage Loan, without the payment of a termination fee, as more particularly described in Section 10.02, once such Mortgage Loan becomes ninety (90) days or more delinquent.

Section 4.04  Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts.  The Custodial Account shall be an Eligible Account. Funds deposited in the Custodial Account may be drawn on in accordance with Section 4.05.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto.  The original of such letter agreement shall be furnished to the Owner on the initial Transfer Date, and upon the request of any subsequent Owner.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the related Cut-off Date, or received by it prior to the related Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the related Cut-off Date:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds;

(iv)

any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 4.13;

(v)

all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Applicable Requirements;

(vi)

all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Applicable Requirements;

(vii)

any Monthly Advances;

(viii)

all proceeds of any Mortgage Loan repurchased in accordance with Section 3.03;

(ix) any amounts required to be deposited by the Servicer pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Servicer's own funds, without reimbursement therefor;

(x)

any amounts required to be deposited in the Custodial Account pursuant to Section 4.01, 4.13, 5.03 or 6.02; and

(xi)

 any Prepayment Interest Shortfall Amount.

(xii)

any amounts required to be deposited by the Servicer in connection with any losses on Eligible Investments.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer in the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv). The Servicer may invest the funds in the Custodial Account in Eligible Investments, which shall mature not later than a date sufficient to make payment on the Remittance Date next following the date of such investment and shall not be sold or disposed of prior to maturity.  All income and gains realized from any such investment shall be for the benefit of the Servicer as additional compensation and shall be subject to its withdrawal in accordance with Section 4.05(v).  The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the Custodial Account by the Servicer out of its own funds, without reimbursement therefore.

Section 4.05  Permitted Withdrawals From the Custodial Account.

The Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

(i)  to  make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

(ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner;

(iii) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds in accordance with the relevant provisions of the Fannie Mae Guide or as otherwise set forth in this Agreement, it being understood that for those Mortgage Loans in foreclosure, the Owner shall reimburse the Servicer for Servicing Advances and Servicing Fees through the completion of foreclosure and disposition of the REO Property; such reimbursement shall be monthly after completion of foreclosure or deed-in-lieu proceedings;

(iv)  to reimburse itself for unreimbursed Servicing Advances and Monthly Advances, to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (ii) or (iii) above by netting the unreimbursed Servicing Advances from the monthly remittance, on the determination period following the liquidation disposition;

(v)  to pay to itself as part of its servicing compensation: (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan and (c) all income and gain earned on the investment of funds deposited in the Custodial Account;

(vi)  to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 all amounts received thereon and not distributed as of the date on which the related repurchase price is determined,

(vii)  to transfer funds to another Eligible Account in accordance with Section 4.09 hereof;

(viii) to remove funds inadvertently placed in the Custodial Account by the Servicer; and

(ix)  to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 4.06  Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts.  The Escrow Account shall be an Eligible Account.  Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C.  The original of such letter agreement shall be furnished to the Owner on the initial Transfer Date, and upon request to any subsequent Owner.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)  all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

(ii)  all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

(iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes without reimbursement.

Section 4.07  Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by Servicer only:

(i)  to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, condominium assessments and comparable items;

(ii)  to reimburse Servicer for any Servicing Advance made by Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

(iii) to refund to the Mortgagor any funds as may be determined to be overages;

(iv)  for transfer to the Custodial Account in accordance with the terms of this Agreement;

(v)  for application to restoration or repair of the Mortgaged Property;

(vi)  to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii) to clear and terminate the Escrow Account on the termination of this Agreement.  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor; and

(viii) to the extent permitted by this Agreement, to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06.

Section 4.08  Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Mortgage Insurance Policies; Collections Hereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law.  To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

The Servicer will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required.  Such coverage will be maintained until the loan-to-value ratio of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%; provided, however, that for purposes hereof, the Loan-to-Value Ratio shall be determined in accordance with applicable law if such determination is different from the definition of Loan-to-Value Ratio provided in this Agreement. The Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the related Transfer Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer.  The Servicer shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy.  If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.09  Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time.  Such transfer shall be made only upon obtaining the prior written consent of the Owner, which consent will not be unreasonably withheld.

Section 4.10  Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae and FHLMC and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.  If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae and/or FHLMC, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guide that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf. The Servicer shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Applicable Requirements, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.  It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guide or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

Section 4.11  Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to Fannie Mae and/or FHLMC insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause and Servicer shall not be entitled to reimbursement thereafter. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and shall use commercially reasonable best efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Owner.

Section 4.12  Fidelity Bond, Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans.  The Fidelity Bond shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including those arising out of forgery, theft, embezzlement and fraud of such Persons.  The errors and omissions insurance shall protect and insure the Servicer against losses arising out of errors and omissions and negligent acts of such Persons. Such errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring the Fidelity Bond or errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the amounts deemed acceptable to Fannie Mae or FHLMC.  The Servicer shall deliver to the Owner a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Owner.  The Servicer shall notify the Owner within five (5) Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.  The Owner (or any party having the status of Owner hereunder) and any subsidiary thereof and their successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.  Upon request by Owner, Servicer shall provide Owner with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

Section 4.13  Title, Management and Disposition of REO Property.

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee, or in the event the Owner or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

The Servicer shall notify the Owner in accordance with the Fannie Mae Guide of each acquisition of REO Property upon such acquisition, together with a copy of the drive by appraisal or brokers price opinion of the Mortgaged Property obtained in connection with such acquisition, and thereafter assume the responsibility for marketing such REO property in accordance with Applicable Requirements.  Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13.

The fee for such administrative services shall be $1,500 to be paid upon liquidation of the REO Property.  No Servicing Fee shall be assessed on any REO Property from and after the date on which it becomes an REO Property.

The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae Guide manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as required by the circumstances.  The Servicer shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Owner.

The Servicer shall use commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two (2) years after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a longer period than one (1) year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property.  No REO Property shall be marketed for less than the Appraised Value, without the prior consent of Owner. No REO Property shall be sold for less than ninety-five percent (95%) of its Appraised Value, without the prior consent of Owner.  If as of the date title to any REO Property was acquired by or on behalf of the Owner there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer shall be entitled to immediate reimbursement from the Owner for any related unreimbursed Servicing Advances.  All requests for reimbursement of Servicing Advances shall be in accordance with the Fannie Mae Guide.  The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner.  Servicer shall provide monthly reports to Owner in reference to the status of the marketing of the REO Properties.

Notwithstanding anything to the contrary contained herein, the Owner may, at the Owner’s sole option, terminate the Servicer as servicer of any such REO Property without payment of any termination fee with respect thereto, provided that the Servicer shall on the date said termination takes effect be reimbursed by withdrawal from the Custodial Account for any unreimbursed advances of the Servicer’s funds made pursuant to Section 5.03 and any unreimbursed Servicing Advances in each case relating to the Mortgage Loan underlying such REO Property notwithstanding anything to the contrary set forth in Section 4.05.  In the event of any such termination, the provisions of Section 11.01 hereof shall apply to said termination and the transfer of servicing responsibilities with respect to such REO Property to the Owner or its designee.

Section 4.14  Notification of Maturity Date.

With respect to each Mortgage Loan, the Servicer shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

Section 4.15  Notification of Adjustments.

With respect to each ARM Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date and shall adjust the Monthly Payment on the related Payment Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account, from its own funds, the amount of any interest loss caused the Owner thereby without reimbursement therefor.

Section 4.16  Prepayment Penalties.

Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment, the Servicer may not waive any Prepayment Penalty or portion thereof required by the terms of the related Mortgage Note unless (i) the related Mortgage Loan is in default and such waiver would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan, (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditor’s rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law, (iii) the enforceability would be considered “predatory” pursuant to written guidelines issued by any applicable federal, state or local authority having jurisdiction over such matters, (iv) the Servicer is unable to locate documentation sufficient to allow it to confirm the existence and amount of such Prepayment Penalty after using commercially reasonable efforts to locate such documentation, which efforts shall include seeking such documentation from the Owner and the Custodian and from its own records or files or (v) shall have received the prior written consent of the Owner.  If the Servicer has waived all or a portion of a Prepayment Penalty relating to a Principal Prepayment, other than as provided above and except with respect to any Mortgage Loan which the Owner, its designee or the related Originator has not identified as requiring a Prepayment Penalty, the Servicer shall deliver to the Owner no later than the next succeeding Remittance Date the amount of such Prepayment Penalty (or such portion thereof as had been waived) for distribution in accordance with the terms of this Agreement and if the Servicer fails to deliver such amount the Owner may enforce such obligation.  If the Servicer has waived all or a portion of a Prepayment Penalty for any reason, it shall notify the Owner and shall include such information in the monthly report which it provides the Owner.  Notwithstanding any provision in this Agreement to the contrary, in the event the Prepayment Penalty payable under the terms of the related Mortgage Note is less than the amount of the Prepayment Penalty set forth in the Mortgage Loan Schedule or other information provided to the Servicer, the Servicer shall not have any liability or obligation with respect to such difference.

This Section 4.16 shall be effective as of the date of this Agreement with respect to all Mortgage Loans subject to the Purchase Agreement after the date of this Agreement, or, with respect to all Mortgage Loans subject to the Purchase Agreement before the date of this Agreement, as of the date the Owner, its designee or the related Originator provides to the Servicer information identifying the Mortgage Loans which require Prepayment Penalties.

ARTICLE V

PAYMENTS TO THE OWNER

Section 5.01  Distributions.

On each Remittance Date, the Servicer shall distribute by wire transfer to the Owner (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, plus (iii) any Prepayment Interest Shortfall Amount, provided that the Servicer’s obligation as to payment of such amount shall be limited to the Servicing Fee earned during the month of the distribution less (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and any Principal Prepayments received during the month of such Remittance Date, which amounts shall be remitted on the next succeeding Remittance Date.  It is understood that, by operation of Section 4.04, the remittance on the first Remittance Date is to include principal collected after the related Cut-off Date through the preceding Determination Date plus interest, at the Mortgage Loan Remittance Rate collected through such Determination Date exclusive of any portion thereof allocable to the period prior to the Cut-off Date, with the adjustments specified in clauses (ii), (iii) and (iv) above.

With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus one (1) percentage point, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer out of Servicer’s funds, of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

The wiring instructions for remittances for the Owner are as follows:

WELLS FARGO BANK, N.A.

ABA #121000248

FOR CREDIT TO: SAS CLEARING

ACCT: 3970771416

FFC TO: JPMMAC Warehouse Collection Acct #18115300

Contacts:

Mike Watchke  (410) 884-2302

Tracy Sitorius  (410) 884-2254

Address:

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland  21045-1951

The names, addresses and phone numbers of two (2) employees of Owner, each of whom Servicer could contact to confirm receipt of the first remittance are:

Brian Simons J.P.Morgan Mortgage Acquisition Corp. 270 Park Avenue, 10th Fl, MBS Trading New York, NY 10017 Phone: 212-834-3861	Sandra Penichet J.P.Morgan Mortgage Acquisition Corp. 270 Park Avenue, 10th Fl, MBS Trading New York, NY 10017 Phone: 212-834-7588

Section 5.02  Statements to the Owner

The Servicer shall furnish to Owner an individual loan accounting report, as of the close of business on the last Business Day of each month, in the Servicer's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis.  With respect to each month, the corresponding individual loan accounting report shall be received by the Owner no later than the fifth (5th) Business Day of the month of the corresponding Remittance Date on a disk or tape or other computer-readable format in such format as may be mutually agreed upon by both Owner and Servicer, and no later than the seventh (7th) Business Day of the month of the corresponding Remittance Date in hard copy, which report, in hard copy, shall contain the following:

(i)  With respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Penalties, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Section 4.04);

(ii)  with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(iii)  the amount of servicing compensation received by the Servicer during the prior distribution period;

(iv)  the aggregate Stated Principal Balance of the Mortgage Loans;

(v)  the aggregate of any expenses and losses reimbursed to the Servicer as servicer during the prior distribution period pursuant to Section 4.05; and

(vi)  The number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

The Servicer shall also provide a trial balance, sorted in Owner's assigned loan number order with each such Report.

The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide Owner with such information concerning the Mortgage Loans as is necessary for Owner to prepare its federal income tax return as Owner may reasonably request from time to time.

In addition, not more than sixty (60) days after the end of each calendar year, the Servicer shall furnish to each Person who was an Owner at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

Section 5.03  Monthly Advances by the Servicer.

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 4.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the date on which the Mortgaged Property is liquidated (including Insurance Proceeds, REO Disposition Proceeds or Condemnation Proceeds) with respect to the Mortgage Loan, unless the Servicer deems such advance to be nonrecoverable.  In such event, the Servicer shall deliver to the Owner an Officer's Certificate of the Servicer to the effect that an officer of the Servicer has reviewed the related Servicing File and has made the reasonable determination that any additional advances are nonrecoverable.

Section 5.04  Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.  The Servicer shall also provide reports on the status of REO Property containing such information as Owner may reasonably require.

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01  Assumption Agreements.

The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, with the approval of the Owner (such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the Owner and the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.  Owner shall be deemed to have consented to any assumption for which Owner was given notification and requested to consent, but for which neither a consent nor an objection was given by Owner within two (2) Business Days of such notification.

In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of the Fannie Mae Guide.  With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note, the Lifetime Rate Cap, the Initial Rate Cap, the Periodic Rate Cap, the Gross Margin and the amount of the Monthly Payment and the maturity date may not be changed.  If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.  The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Servicing File and shall, for all purposes, be considered a part of such Servicing File to the same extent as all other documents and instruments constituting a part thereof.  All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 6.02  Satisfaction of Mortgages and Release of Servicing Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Owner by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited and shall request delivery to it of the Mortgage Loan Documents held by the Owner or its designee. The Owner shall no later than five (5) Business Days after receipt of such certification and request, release or cause to be released to the Servicer, the related Mortgage Loan Documents and, upon its receipt of such documents, the Servicer shall promptly prepare and deliver to the Owner and execute the requisite satisfaction or release. No later than three (3) Business Days following its receipt of such satisfaction or release, the Owner shall deliver, or cause to be delivered, to the Servicer the release or satisfaction properly executed by the owner of record of the applicable Mortgage or its duly appointed attorney in fact. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer shall remit within two (2) Business Days to the Owner the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Servicer shall maintain the Fidelity Bond and errors and omissions insurance insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Owner or its designee shall, upon request of the Servicer and delivery to the Owner or its designee of a servicing receipt signed by a Servicing Officer, release the portion of the Servicing File held by the Owner or its designee to the Servicer.  Such servicing receipt shall obligate the Servicer to return the related Mortgage Loan Documents to the Owner or its designee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Servicing File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Owner a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Servicing File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner to the Servicer.

Section 6.03  Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account (to the extent of interest payments collected on the Mortgage Loans) or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee, subject to payment of compensating interest on Principal Prepayments as capped by the Servicing Fee pursuant to Section 5.01(iii).  Additional servicing compensation in the form of income and other benefits derived from escrow and custodial accounts assumption fees, as provided in Section 6.01, late payment charges and other similar ancillary fees or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.  Prepayment Penalties shall be the property of the Owner and may not be retained by the Servicer as additional servicing compensation.

Section 6.04  Annual Statement as to Compliance.

(a) The Servicer will use its best efforts to deliver to the Owner, not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Transfer Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, fifteen (15) calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.  Copies of such statement shall be provided by the Servicer to the Owner upon request.

(b) The Servicer will use its best efforts to deliver to the Owner, with respect to any Mortgage Loans that are subject to a Securitization or other securitization transaction, not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Transfer Date occurs) or (b) with respect to any calendar year during which the depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the commission, fifteen (15) calendar days before the date on which the depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an officer of the Servicer shall execute and deliver an Officer’s Certificate in the form attached hereto as Exhibit I to the person who provides certification required under the Sarbanes-Oxley Act of 2002 in connection with such a Securitization or other securitization transaction for the benefit of such person and its officers, directors and affiliates.

(c)  The Servicer shall indemnify and hold harmless the Master Servicer and the Sarbanes Certifying Party (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer of its obligations under this Section 6.04, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer’s obligations under this Section 6.04, or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

(d) It is acknowledged and agreed that each Master Servicer and the Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of this Section 6.04, and shall be entitled independently to enforce the provisions of this Section 6.04 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

Section 6.05  Annual Independent Certified Public Accountants' Servicing Report.

The Servicer will use its best efforts to deliver to the Owner, within fifteen (15) calendar days before the date on which the Owner’s annual report on Form 10-K is required to be filed, at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the Servicer's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in accordance with the uniform single attestation program for mortgage bankers, such firm is of the opinion that the Servicer's servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.  Copies of such statement shall be provided by the Servicer to the Owner.  In addition, on an annual basis, upon Owner’s request, Servicer shall provide Owner with copies of its audited financial statements upon execution by Owner of an agreement to keep confidential the contents of such financial statements.

Section 6.06  Owner's Right to Examine Servicer Records.

The Owner shall have the right to examine and audit upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relates to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

The Servicer shall provide to the Owner and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner, including but not limited to OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations.  Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the federal government, FDIC, OTS, or any other similar regulations.

Section 6.07  Annual Officer’s Certificate.

The Servicer will use its best efforts to deliver to the Owner, not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Transfer Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the commission, 15 calendar days before the date on which the depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer, at its own expense, will deliver to the Owner or its designee a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

Section 6.08

Servicer Shall Provide Information as Reasonably Required.

The Servicer shall furnish to the Owner during the term of this Agreement, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to the Owner, or otherwise in respect to the Mortgage Loans and the performance of the Servicer under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Owner all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Owner may reasonably request in relation to this Agreement or the performance of the Servicer under this Agreement.  The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

In connection with marketing the Mortgage Loans, the Owner may make available to a prospective purchaser audited financial statements of the Servicer for the most recently completed two (2) fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by any Consolidated Statement of Operations.  If it has not already done so, upon request, the Servicer shall furnish promptly to the Owner or a prospective purchaser copies of the statements specified above; provided, however, that prior to furnishing such statements or information to any prospective purchaser, the Servicer may require such prospective purchaser to execute a confidentiality agreement in a form satisfactory to the Servicer.

The Servicer shall make reasonably available to the Owner or any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Servicer’s servicing facilities for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

ARTICLE VII

Section 7.01  Indemnification by Owner.

The Owner agrees to indemnify and hold the Servicer harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the Mortgage Loans except for the gross negligence or willful misconduct of the Servicer.  The Owner agrees to indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Owner to observe and perform its duties, obligations, and covenants in strict compliance with the terms of this Agreement.  The Owner shall immediately notify the Servicer if any claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with consent of the Servicer) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or the Servicer in respect of such claim.  The Owner shall follow any written instructions received from the Servicer in connection with such claim.  The provisions of this Section 7.01 shall survive termination of this Agreement.

ARTICLE VIII

THE SERVICER

Section 8.01  Indemnification; Third Party Claims.

The Servicer agrees to indemnify and hold the Owner harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Servicer to observe and perform its duties, obligations, covenants, and agreements to service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Servicer agrees to indemnify the Owner and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the breach of a representation or warranty set forth in Section 3.01 of this Agreement.  The Servicer shall immediately notify the Owner if any claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim.  The Servicer shall follow any written instructions received from the Owner in connection with such claim.  The Owner shall promptly reimburse the Servicer for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement, the breach of representation or warranty set forth in Section 3.01, or the negligence, bad faith or misconduct of Servicer.  The provisions of this Section 8.01 shall survive termination of this Agreement.

Section 8.02  Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) who is a Fannie Mae or FHLMC approved servicer in good standing.

Section 8.03  Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement.  The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Owner respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, and the Servicer shall be entitled to be reimbursed therefor from the Owner upon written demand.

Section 8.04  Servicer Not to Assign or Resign.

The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner.  No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 11.01.

Notwithstanding anything else in this Section 8.04 to the contrary, the Servicer may assign its rights an delegate its duties and obligations under this Agreements; provided, however, that such transferee accepting such assignment and delegation shall be an institution (i) having a GAAP net worth of not less than $25,000,000 and (ii) who is a Fannie Mae or FHLMC approved servicer in good standing; and provided further that, in the event the Mortgage Loans have been included in a Securitization, each of the Rating Agencies acknowledge that its ratings of the related certificates in effect immediately prior to such action will not be qualified, reduced or withdrawn as a result thereof.

Section 8.05  No Transfer of Servicing.

With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner.

Without in any way limiting the generality of this Section 8.05, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof without (i) satisfying the requirements set forth herein or (ii) the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement as set forth in Section 10.02, without any payment of any penalty or damages and without any liability whatsoever to the Servicer (other than with respect to accrued but unpaid Servicing Advances remaining unpaid) or any third party.

ARTICLE IX

DEFAULT

Section 9.01  Events of Default.

In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

(i)  any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or the date upon which such non-payment is discovered by Servicer; or

(ii)  failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(iii)  a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)  the Servicer shall consent to the appointment of a conservator or receiver or liquidation in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer  of or relating to all or substantially all of its property; or

(v)  the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  Servicer ceases to be approved by both Fannie Mae and FHLMC as a mortgage servicer for more than thirty (30) days; or

(vii)  the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

(viii)  the Servicer ceases to be (a) licensed to service first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder; or

(ix)  the Servicer fails to meet the eligibility criteria set forth in the last sentence of Section 8.02 then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may, in addition to whatever rights the Owner may have under Sections 3.02 and 8.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same.  On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01.  Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

Section 9.02  Waiver of Defaults.

The Owner may waive only by written notice any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE X

TERMINATION

Section 10.01  Termination.

The respective obligations and responsibilities of the Servicer shall terminate upon:  (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Servicer and the Owner in writing; or (iii) termination with or without cause under the terms of this Agreement.

Section 10.02  Termination Without Cause.

The Owner may, at its sole option, terminate any rights the Servicer may have hereunder, without cause, upon ninety (90) days prior written notice.  Any such notice of termination shall be in writing and delivered to the Servicer as provided in Section 12.05 of this Agreement.  In the event of such termination, the Owner shall pay the Servicer a deboarding fee of $25.00 per Mortgage Loan for each affected Mortgage Loan; provided, however, if the Servicer has purchased the servicing rights pursuant to the Purchase Agreement, then the Owner agrees to pay as liquidated damages, a sum equal to a percentage of the aggregate unpaid principal balance of the Mortgage Loans, as follows:  two and one half percent (2.5%) for any Mortgage Loans having Mortgaged Property in the states of New York, New Jersey or Connecticut; two percent (2.0%) for all remaining Mortgage Loans.  Notwithstanding the foregoing, there shall be no deboarding fee or liquidated damages for termination pursuant to this Section with respect to any Mortgage Loans ninety (90) days or more delinquent.

ARTICLE XI

RECONSTITUTION OF MORTGAGE LOANS

Section 11.01  Reconstitution of Mortgage Loans.

(a)

The Servicer acknowledges and the Owner agrees that with respect to some or all of the Mortgage Loans, the Owner may affect either:

(i)   one or more sales of the Mortgage Loans as whole loan transfers (each, a “Whole Loan Transfer”); and/or

(ii)  one or more sales of the Mortgage Loans as pass-through transfers (each, a “Pass-Through Transfer”); and/or

(iii)  one or more sales of the Mortgage Loans as agency transfers (each, an “Agency Transfer”).

(b)

With respect to each Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, as the case may be, the Servicer agrees:

(i)    to cooperate fully with the Owner and any prospective Owner with respect to all reasonable requests and reasonable due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Owner shall designate and participating in meetings with prospective Owners of the Mortgage Loans or interests therein and providing information reasonably requested by such Owners;

(ii)  to execute all agreements required to be executed by the Servicer in connection with such Whole Loan Transfer, Agency Transfer or Pass-Through Transfer provided that such agreements will not contain any greater obligations on the part of Servicer as are contained in this Agreement and Servicer is given an opportunity to review and reasonably negotiate in good faith the content of such documents;

(iii)  to deliver to the Owner and to any Person designated by the Owner for inclusion in any prospectus or other offering material such publicly available information regarding the Servicer, its financial condition and its mortgage loan delinquency, foreclosure experience and any additional information reasonably requested by the Owner, and to indemnify the Owner and its affiliates for material misstatements contained in such information, and to deliver such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Servicer as shall be reasonably requested by the Owner;

(iv)  to deliver to the Owner, and to any Person designated by the Owner, such in-house opinions of counsel in a form reasonably acceptable to the Owner as are customarily delivered by servicers and reasonably determined by the Owner to be necessary in connection with Whole Loan Transfers, Agency Transfers or Pass-Through Transfers; and

(v)  the third party costs incurred by Servicer in connection with compliance with this Section 11.01, including but not limited to the costs of opinions of outside special counsel that may be required for a Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, shall be the responsibility of the Owner.

(c)

Notwithstanding any provision of this Agreement, in connection with the effectiveness of final rules promulgated by the Securities and Exchange Commission related to asset-backed securities (Release Nos. 33-8518; 34-5095) (as such rules may be amended or modified from time to time, the “ABS Rules”), the Servicer shall cooperate with the Owner in providing such other statements and reports as mutually agreed to by the Servicer and the Owner and as are required by and in conformance with the ABS Rules.

Section 11.02  Transfer of Servicing Following Securitization.

Following a Securitization of Mortgage Loans, in the event the Owner or its designee (which may include the master servicer, trustee, insurer, guarantor or certificateholders) without cause causes the Servicer at any time under any Securitization agreement to transfer the servicing responsibilities and duties with respect to some or all of the Mortgage Loans serviced thereunder to the Owner or any designee of the Owner; the Owner shall provide the Servicer with 30 days prior written notice and shall pay to the Servicer as liquidated damages, the sum set forth in Section 10.02, provided further that such transfer shall, if required under the applicable Securitization agreement, be subject to the approval of the trustee, master servicer or Rating Agency with respect to Pass-Though Transfers or any relevant third party purchaser with respect to Whole Loan Transfers.  The Servicer agrees to cooperate with the Owner in such transfer of servicing responsibilities and shall comply with the termination procedures set forth in Section 9.01 and 12.01 hereof.

Section 11.03  Owner’s Repurchase and Indemnification Obligations.

Upon receipt by the Servicer of notice from a trustee or other third party of a breach by the Owner of a representation or warranty contained in any Securitization agreement or Pass-Through Transfer agreement, or from a third party purchaser pursuant to a Whole Loan Transfer, the Servicer shall promptly notify the Owner of same and shall, at the direction of the Owner, use its best efforts to cure and correct any such breach and to satisfy the requests or concerns of the trustee or third party purchaser related to such deficiencies of the related Mortgage Loans transferred to the trustee or other such third party purchaser.

The Owner shall repurchase from the Servicer any Mortgage Loan transferred to a trustee pursuant to an Agency Transfer with respect to which the Servicer has been required by the trustee to repurchase due to a breach of a representation or warranty made by the Owner with respect to the Mortgage Loans, or the servicing thereof prior to the related Transfer Date to the trustee and not due to a breach of the Servicer’s obligations thereunder or pursuant to this Agreement.  The repurchase price to be paid by the Owner to the Servicer shall equal that repurchase price paid by the Servicer to the trustee plus all reasonable costs and expenses borne by the Servicer in connection with the cure of said breach of a representation or warranty made by the Owner and in connection with the repurchase of such Mortgage Loan from the trustee, including, but not limited to, reasonable and necessary attorneys’ fees.

At the time of repurchase, the Custodian and the Servicer shall arrange for the reassignment of the repurchased Mortgage Loan to the Owner according to the Owner’s instructions and the delivery to the Custodian of any documents held by the trustee or other relevant third party purchaser with respect to the repurchased Mortgage Loan pursuant to the related Securitization agreement.  If the repurchased Mortgage Loan is a MERS Mortgage Loan, the Servicer shall cause MERS to designate on the MERS System the Owner as the beneficial holder with respect to such Mortgage Loan.  In the event of a repurchase, the Servicer shall, simultaneously with such reassignment, amend the Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement.  In connection with any such addition, the Servicer and the Owner shall be deemed to have made as to such repurchased Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such repurchase.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01  Successor to the Servicer.

Prior to termination of Servicer's responsibilities and duties under this Agreement pursuant to Sections 4.13, 8.04, 9.01, 10.01, 10.02 or 11.02, the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree.  In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Owner thereunder and under Section 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02 and 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or this Agreement pursuant to Section 4.13, 8.04, 9.01, 10.01, 10.02, or 11.02 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds.  The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.  The successor shall make arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Owner of such appointment.

Section 12.02

 Amendment.

This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

Section 12.03

Recordation of Agreement.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Servicer's expense on direction of the Owner accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interest of the Owner or is necessary for the administration or servicing of the Mortgage Loans.

Section 12.04  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent preempted by federal law, without giving effect to choice of law principles.  The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.05  Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

(i)

if to the Servicer:

JPMorgan Chase Bank, National Association

c/o Chase Home Finance, LLC

3415 Vision Drive

Columbus, OH  43219-2009

Attention:  Diane Bentz

With copy to:

General Counsel

Chase Home Finance, LLC

194 Wood Avenue South

Iselin, NJ 08830

 (ii) If to the Owner:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Ave.

New York, NY 10017

Attn: Mortgage Trading

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt)

Section 12.06  Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 12.07  Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 12.08  General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)  the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)  accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii) references herein to "Articles", "Sections", Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)  a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)  the words "herein", "hereof ", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

(vii)  headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 12.09  Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 12.10  Confidentiality of Information.

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party.  Each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, provided further that such information is identified as confidential non-public information.  In addition, confidential information may be provided to a regulatory authority with supervisory power over Owner, provided such information is identified as confidential non-public information.

Until the date that the Owner is the owner of the Mortgage Loans, the Owner agrees that it will keep confidential any nonpublic personal information which it receives from Servicer in connection with the related Trade Confirmation and in connection with its due diligence of the Mortgage Loans, except as required to perform its obligations in accordance with this Agreement, the related Trade Confirmation or the related Acknowledgement Agreement. For purposes of this provision, the term “nonpublic personal information” shall have the meanings set forth in § 509 of the Gramm-Leach-Bliley Act (P.L. 106-102) (15 U.S.C. § 6809) and implementing regulations thereof.

Section 12.11  Recordation of Assignments of Mortgage.

Each of the Assignments of Mortgage shall be recorded in the appropriate public offices for real property records in the counties or other comparable jurisdictions in which the Mortgaged Property is situated, and in any other applicable appropriate public recording office, such recordation to be effected at the Owner's expense.

Section 12.12  Assignment by Owner.

The Owner shall have the right, without the consent of the Servicer hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit D hereto and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans.  In no event shall Owner sell a partial interest in any Mortgage Loan without the written consent of Servicer, which consent shall not be unreasonably denied.  All references to the Owner in this Agreement shall be deemed to include its assignee or designee. However, in no event shall there be more than three (3) Persons under the three Reconstitution Agreements (i.e., Pass-Through Transfer, Whole Loan Transfer and Agency Transfer) at any given time having the status of "Owner" under such agreements.

Section 12.13  No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

Section 12.14  Execution: Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

Section 12.15  Entire Agreement.

The Servicer acknowledges that no representations, agreements or promises were made to the Servicer by the Owner or any of its employees other than those representations, agreements or promises specifically contained herein.  This Agreement sets forth the entire understanding between the parties hereto and shall be binding upon all successors of both parties.

Section 12.16   No Solicitation.

From and after the related Transfer Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Owner. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.16.  This Section 12.16 shall not be deemed to preclude the Servicer or any of its affiliates from soliciting any Mortgagor for any other financial products or services. In addition, Servicer shall use its commercially reasonable best efforts to prevent the sale of the name of any Mortgagor to any Person who is not an affiliate of Servicer and who Servicer knows will solicit the Mortgagor for refinance.

Section 12.17  Closing.

The closing shall take place on the related Transfer Date.  The closing shall be either:  by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

Each closing for the Mortgage Loans to be transferred on the related Transfer Date shall be subject to each of the following conditions:

(a)

at least two (2) Business Days prior to the related Transfer Date, the Servicer shall deliver to the Owner a listing on a loan-level basis of the information contained in the related Mortgage Loan Schedule;

(b)

all of the representations and warranties of the Servicer under this Agreement shall be materially true and correct as of the related Transfer Date and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

(c)

the Owner shall have delivered and released to the Servicer (or its designee) on or prior to the related Transfer Date all documents required pursuant to the terms of this Agreement; and

(d)

all other terms and conditions of this Agreement shall have been materially complied with.

Section 12.18  Costs.

The Owner shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys.  The Owner shall pay for the physical delivery of the Servicing Files to a location designated by the Servicer, and all the costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations, if required.

Section 12.19  Closing Documents.

On the initial Transfer Date, the Servicer shall deliver to the Owner in escrow fully executed originals of:

(a)

this Agreement, including all exhibits;

(b)

an Officer’s Certificate, in the form of Exhibit G hereto, for the Servicer including all attachments thereto;

(c)

the Mortgage Loan Schedule, one copy to be attached hereto;

(d)

an opinion of in-house counsel for the Servicer substantially in the form attached hereto as Exhibit H;

(e)

an Escrow Account Certification in the form annexed hereto as Exhibit C;

(f)

a Custodial Account Certification in the form annexed hereto as Exhibit B;

IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.,

              Owner

By:________________________

Name:

Title:

Taxpayer Identification Number:___________________

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

 Servicer

By: _______________________

Name:

Title:

EXHIBIT A

MORTGAGE LOAN DOCUMENTS

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

________________________

To:

JPMorgan Chase Bank

 270 Park Avenue

 New York, NY 10017

(the "Depository")

As "Servicer" under the Amended and Restated Flow Servicing Agreement, dated as of July

1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "JPMorgan Chase Bank, National Association, in trust for the Owner, J.P. Morgan Mortgage Acquisition Corporation, as Owner of Mortgage Loans.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:____________________________

Name:__________________________

Title:_________________________

The undersigned, as "Depository", hereby certifies that the above described account has been established under Account 323-553524, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

JPMORGAN CHASE BANK

By:______________________________

Name:____________________________

Title:___________________________

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

______________________

To:

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10017

(the "Depository")

As "Servicer" under the Amended and Restated Flow Servicing Agreement, dated as of July 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "JPMorgan Chase Bank, National Association, in trust for the Owner, J.P. Morgan Mortgage Acquisition Corporation, as Owner of Mortgage Loans and various Mortgagors."  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:____________________________

Name:__________________________

Title:_________________________

The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number 323-553516, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

JPMORGAN CHASE BANK

By:______________________________

Name:____________________________

Title:___________________________

EXHIBIT D

FORM OF ASSIGNMENT AND ASSUMPTION

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated ___________________, between ___________________________, a _______________corporation ("Assignor"),and ______________________, a __________________ corporation ("Assignee"):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on Exhibit B attached hereto (the "Mortgage Loans") and (b) that certain Amended and Restated Flow Servicing Agreement, (the "Agreement"), dated as of July 1, 2006 by and between J.P. Morgan Mortgage Acquisition Corp., and Servicer, with respect to the Mortgage Loans.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Agreement which are not the Mortgage Loans set forth on Exhibit B attached hereto and are not the subject of this Assignment and Assumption Agreement.

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances by Assignor whatsoever;

b.

The Assignor has not received notice or, and has no knowledge of, any offsets, counterclaims or other defenses available to the Owner or the Servicer with respect to the Servicing Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Agreement, or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "1933 Act") or which would render the disposition  of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

3.

The Assignee warrants and represents to, and covenants with, the Assignor and the Servicer that:

a.

The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

b.

The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein.  The execution, delivery and performance of the Assignee of this Assignment and Assumption Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee.  This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

c.

To the best of Assignee's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

d.

The Assignee agrees to be bound, as purchaser, by all of the terms, covenants and conditions of the Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor's obligations as purchaser thereunder, with respect to the Mortgage Loans;

e.

The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

f.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

g.

The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge in financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

h.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Servicer;

i.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, an interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

j.  Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

Distributions shall be made by wire transfer of immediately available funds to _____________________________

for the account of _________________________________________

account number _______________________________________________.  Applicable statements should be mailed to ____________________

_____________________________________________________________.

The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

________________________________________

________________________________________

________________________________________

Attention: ______________________________

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

_____________________________

_________________________

Assignor

Assignee

By:______________________

By:___________________________

Its:_____________________

Its:__________________________

Taxpayer Identification

Taxpayer Identification

Number: __________________

Number:_______________________

Acknowledged:

JPMorgan Chase Bank, National Association

By:___________________________

Its:__________________________

EXHIBIT A to Assignment and Assumption Agreement

AMENDED AND RESTATED FLOW SERVICING AGREEMENT

EXHIBIT B to Assignment and Assumption Agreement

THE MORTGAGE LOANS

EXHIBIT E

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

RE:

Mortgage Loan #___________________________________

BORROWER:__________________________________________________

PROPERTY: __________________________________________________

Pursuant to an Amended and Restated Flow Servicing Agreement (the "Agreement") between the Servicer and the Owner, the undersigned hereby certifies that he or she is an officer of the Servicer requesting release of the documents for the reason specified below.  The undersigned further certifies that:

(Check one of the items below)

_____

On _________________, the above captioned mortgage loan was paid in full or that the Servicer has been notified that payment in full has been or will be escrowed.  The Servicer hereby certifies that all amounts with respect to this loan which are required under the Agreement have been or will be deposited in the Custodial Account as required.

_____

The above captioned loan is being placed in foreclosure and the original documents are required to proceed with the foreclosure action.  The Servicer hereby certifies that the documents will be returned to the Owner in the event of reinstatement.

_____

Other (explain)

_______________________________________________________

_______________________________________________________

All capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement.

Based on this certification and the indemnities provided for in the Agreement, please release to the Servicer all original mortgage documents in your possession relating to this loan.

Dated:_________________

By:________________________________

Signature

      ___________________________________

Title

Send documents to: ___________________________________

_____________________________________________

_____________________________________________

Acknowledgement:

Owner hereby acknowledges that all original documents previously released on the above captioned mortgage loan have  been returned and received by the Owner.

Dated:________________

By:________________________________

Signature

____________________________

Title

EXHIBIT F

LOST NOTE AFFIDAVIT

JPMorgan Mortgage Acquisition Corporation, by its Assistant Vice President state, under oath that the mortgage note indicated below has been lost, mislaid or destroyed, that the document has been diligently searched for and cannot be found or produced.  It is not pledged, sold, transferred, assigned or endorsed in whole or in part, and is not subject to any lien or claim of any other entity.

Mortgage Note dated ____________________, in the original amount of _______________ payable to ___________________________, executed by _________________________________________________and secured by a mortgage of even date or premises commonly known as __________________________________________________(see copy of note attached).

In consideration of the acceptance of this affidavit in lieu of the mortgage note, JPMorgan Mortgage Acquisition Corporation, its successor and/or assigns, agrees, to indemnity and hold ________________________________________________harmless against any loss, damage or expense on account of the issuance of such duplicate evidence, or on account of any claim arising from or related to the acceptance of this affidavit in lieu of the lost note.  The undersigned further agrees that in the event of the discovery of the original note to promptly deliver the original note to ______________________________.

Attest:

JPMorgan Mortgage Acquisition Corporation

By:___________________________

By:_________________________________

Sworn and subscribed to before me

this _______ day of ______________,  2006

_________________________________

Notary Public

EXHIBIT G

FORM OF OFFICER’S CERTIFICATE

In connection with that certain Amended and Restated Flow Servicing Agreement (the “Agreement”) dated as of July 1, 2006 by and J.P. Morgan Mortgage Acquisition Corp., as owner (“JPMMAC”), and JPMorgan Chase Bank, National Association as Servicer (“JPMCB”), I certify as follows:

1.

I am a duly elected Vice President of JPMCB, and am duly authorized to execute and deliver this Certificate on behalf of JPMCB.

2.

The Agreement and related agreements have been duly executed and delivered on behalf of JPMCB by one or more authorized officers, each of whom at the time of signing was, and on the date of this certificate is, a duly qualified and acting officer of JPMCB.  Each signature of such an officer on the Purchase Agreement and related agreements is genuine.

DATED as of the date first set out above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:

________________________________

EXHIBIT H

FORM OF IN-HOUSE COUNSEL OPINION

EXHIBIT I

FORM OF BACK-UP CERTIFICATION

[Name and address of

master servicer/trustee/depositor

receiving the certification]

Re:  [name of securitization]

JPMorgan Chase Bank, National Association, as [servicer] hereby certifies to the [master servicer] that:

1.

Based on our knowledge, the information prepared by the [servicer] and relating to the mortgage loans serviced by the [servicer] and provided by the [servicer] to the [master servicer] in its reports to the [master servicer] is accurate and complete in all material respects as of the last day of the period covered by such report;

2.

Based on our knowledge, the [distribution or servicing] information required to be provided to the [master servicer] by the [servicer] pursuant to the [pooling and servicing] agreement has been provided to the [master servicer];

3.

Based upon the review required under the [pooling and servicing] agreement, and except as disclosed in its reports, the [servicer] as of the last day of the period covered by such reports has fulfilled its obligations under the [pooling and servicing] agreement; and

4.

The [servicer] has disclosed to its independent auditor, who issues the independent auditor’s report on the Uniform Single Attestation Program for Mortgage Bankers for the [servicer], any significant deficiencies relating to the [servicer’s] compliance with minimum servicing standards.

JPMorgan Chase Bank, National Association,

as [servicer]

____________________________________

Authorized Signature

EXHIBIT J

FORM OF ACKNOWLEDGMENT AGREEMENT

THIS ACKNOWLEDGMENT AGREEMENT (“Acknowledgement Agreement”) entered into as of the Transfer Date set forth below by and among J.P. MORGAN MORTGAGE ACQUISITION CORP. (the “Owner”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (the “Servicer”), provides as follows:

(A)

Servicing Agreement.  Reference is made to the Amended and Restated Flow Servicing Agreement dated as of July 1, 2006 (the “Servicing Agreement”), which terms are expressly incorporated herein.  All terms and conditions of this transaction shall be governed by the Servicing Agreement and this Acknowledgment Agreement; provided, however, that in the event the terms of the Servicing Agreement are inconsistent with the terms of this Acknowledgment Agreement, this Acknowledgment Agreement shall control.

(B)

Defined Terms.  The following terms as used in the Servicing Agreement and this Acknowledgment Agreement shall have the meanings set forth below:

1.

Mortgage Loans:  The residential mortgage loans identified on the Mortgage Loan Schedule attached as Schedule I to this Acknowledgment Agreement.

2.

Transfer Date:  [________]

(C)

Acceptance of Servicing Responsibilities.  The Servicer shall perform all servicing with respect to the Mortgage Loans and agrees to service the Mortgage Loans in accordance with the Servicing Agreement.

(D)

Counterparts.  This Acknowledgment Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the Transfer Date.

OWNER:

J.P. MORGAN MORTGAGE ACQUISITION CORPORATION

By:

Name:
Title:

SERVICER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

SCHEDULE 1 TO ACKNOWLEDGEMENT AGREEMENT

MORTGAGE LOAN SCHEDULE